UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2019

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares	BASi	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 regarding the Credit Agreement Amendment (as defined below) is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 8, 2019, Bioanalytical Systems, Inc. (the “Company”), and Bronco Research Services LLC, a wholly owned subsidiary of the Company (the “Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pre-Clinical Research Services, Inc., a Colorado corporation (the “Seller”), and its shareholder (the “Shareholder”). On December 1, 2019, the Company closed the transactions contemplated by the Purchase Agreement, indirectly acquiring (the “Acquisition”) substantially all of the assets of Seller used or useful by Seller in connection with Seller's provision of good laboratory practice ("GLP") and non-GLP preclinical testing for the pharmaceutical and medical device industries. The consideration for the Acquisition consisted of $1,500,000 in cash, subject to certain adjustments, 240,000 of the Company’s common shares and an unsecured promissory note in the initial principal amount of $800,000 made by Purchaser.

In addition to the previously announced terms of the Acquisition, Purchaser also purchased from an affiliate of Shareholder certain real property located in Fort Collins, Colorado, comprising the main facility for the Seller’s business and additional property located next to the facility available for future expansion, for $2,500,000. As contemplated by the Purchase Agreement, the Purchaser also entered into a lease arrangement for an ancillary property used by Seller’s business, located in Livermore, Colorado.

In order to finance the Acquisition and the real property purchase, as well as provide additional capital to fund growth efforts, the Company amended and restated its credit arrangements with First Internet Bank (the “Credit Agreement Amendment”) to, among other things, (i) increase the principal amount of the Company’s amended and restated revolving note from $3,500,000 to $5,000,000 with a maturity of January 31, 2021 and interest payments only until maturity at a floating per annum rate equal to the greater of (a) four percent (4%), or (b) the sum of the Prime Rate plus Zero Basis Points (0.0%), which rate shall change concurrently with the Prime Rate, (ii) add a capital expenditure line of credit in the principal amount of $3,000,000 with a maturity of December 31, 2020 and interest payments only until maturity at a floating per annum rate equal to the greater of (a) four percent (4%), or (b) the sum of the Prime Rate plus Fifty Basis Points (0.5%), which rate shall change concurrently with the Prime Rate, (iii) add a new term loan in the principal amount of $1,500,000 with a maturity of June 1, 2025, interest at a fixed per annum rate equal to four percent (4%) and with interest payments only commencing January 1, 2020 through June 1, 2020, with monthly payments of principal and interest thereafter through maturity and (iv) add an additional new term loan in the principal amount of $1,939,000 with a maturity of December 1, 2024 and interest at a fixed per annum rate equal to four percent (4%), with payments of principal and interest due monthly through maturity.

Following the Credit Agreement Amendment, the Company’s obligations under the Amended and Restated Credit Agreement are guaranteed by BAS Evansville, Inc. (“BASEV”), Seventh Wave Laboratories, LLC (“Seventh Wave”), BASi Gaithersburg LLC (“BG”), as well as the Purchaser (collectively, the "Guarantors"), each a wholly owned subsidiary of the Company. The Company’s obligations under the Credit Agreement and the Guarantor's obligations under their respective guaranties are secured by first priority security interests in substantially all of the assets of the Company the Guarantors, respectively, as well as mortgages on the Company’s, BASEV’s and the Purchaser’s facilities in West Lafayette, Indiana, Evansville, Indiana, and Fort Collins, Colorado, respectively, and pledges of the Company’s ownership interests in its subsidiaries.

The Amended and Restated Credit Agreement includes financial covenants consisting of (i) a Fixed Charge Coverage Ratio (as defined in the Amended and Restated Credit Agreement) of not less than 1.25 to 1.0, tested quarterly and measured on a trailing twelve (12) month basis and (ii) beginning March 31, 2020 a Cash Flow Leverage Ratio (as defined in the Amended and Restated Credit Agreement), tested quarterly, as follows: not to exceed (a) as of March 31, 2020, 5.00 to 1.00, (b) as of June 30, 2020, 4.50 to 1.00, (c) as of September 30, 2020, 4.25 to 1.00 and (d) as of December 31, 2020 and each quarter thereafter, 4.00 to 1.00.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company’s Amended and Restated Credit Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 regarding the Credit Agreement Amendment is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company issued 240,000 of the Company’s common shares to the Seller. The shares were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.

On December 3, 2019, the Company issued a press release announcing the completion of the Acquisition, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file the financial statements of Seller required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

99.1	Press Release dated December 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: December 3, 2019	By:	/s/ Robert Leasure, Jr.
Robert Leasure, Jr.
President and Chief Executive Officer